UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga, Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2017, the shareholders of Aralez Pharmaceuticals Inc. (the “Company”) approved the Company’s Amended and Restated 2016 Long-Term Incentive Plan (as amended and restated, the “2016 Plan”) at the Company’s annual and special meeting of shareholders (the “Meeting”). The 2016 Plan had been previously approved by the board of directors of the Company (the “Board”) on March 8, 2017, subject to shareholder approval, in order to (i) increase the number of common shares covered by, and reserved for issuance under, the 2016 Plan by 4,300,000 common shares, (ii) add a minimum vesting requirement for all stock options and stock appreciation rights granted under the 2016 Plan, and (iii) adopt new amendment provisions consistent with the requirements of the Toronto Stock Exchange Company Manual.

The description of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan, which is attached hereto as Exhibit 10.1, and the terms of which are incorporated by reference into this Item 5.02.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Meeting, the following matters were submitted to a vote of shareholders:

•                  The election of eight directors to the Board, each of whom will serve until the next annual meeting of shareholders or until their successors are elected or appointed (Proposal 1);

•                  The approval of the appointment of Ernst & Young LLP (“E&Y”), an independent registered public accounting firm, as the Company’s auditors for the fiscal year ending December 31, 2017 (Proposal 2);

•                  The approval of the 2016 Plan (Proposal 3);

•                  A non-binding, advisory vote to approve the Company’s approach to the compensation of its named executive officers, as disclosed in the Company’s proxy statement dated March 23, 2017 (“say-on-pay”) (Proposal 4); and

•                  A non-binding, advisory vote to approve the frequency of future advisory votes to approve the Company’s approach to the compensation of its named executive officers (“say-on-frequency”) (Proposal 5).

At the close of business on March 6, 2017, the record date for the determination of shareholders entitled to vote at the Meeting, there were 65,683,646 common shares outstanding and entitled to vote at the Meeting.  The holders of 51,367,656 common shares were represented in person or by proxy at the Meeting, constituting a quorum.  At the Meeting, each of the director nominees was elected, and all other proposals submitted to shareholders were approved, as described below.

Proposal 1.  Election of Directors

The vote to elect eight directors to the Board was as follows:

	For	Withheld	Broker Non-Votes
Adrian Adams	28,920,565	3,440,155	19,006,936
Jason M. Aryeh	26,164,091	6,196,629	19,006,936
Neal F. Fowler	28,935,289	3,425,431	19,006,936
Rob Harris	22,469,931	9,890,789	19,006,936
Arthur S. Kirsch	22,485,659	9,875,061	19,006,936
Kenneth B. Lee, Jr.	28,922,730	3,437,990	19,006,936
Seth A. Rudnick, M.D.	22,527,866	9,832,854	19,006,936
F. Martin Thrasher	28,932,500	3,428,220	19,006,936

Proposal 2.  Appointment of Auditors

The vote to approve the appointment of E&Y, an independent registered public accounting firm, as the Company’s auditors for the fiscal year ending December 31, 2017 was as follows:

For	Withheld
50,582,469	785,158

Proposal 3.  Approval of the 2016 Plan

The vote to approve the 2016 Plan was as follows:

For	Against	Abstain	Broker Non- Votes
18,156,261	13,865,803	338,655	19,006,937

Proposal 4.  Non-Binding Say-on-Pay Vote

The non-binding, advisory vote to approve the Company’s approach to the compensation of its named executive officers as disclosed in the Company’s proxy statement dated March 23, 2017 was as follows:

For	Against	Abstain	Broker Non- Votes
19,065,142	12,860,952	434,625	19,006,937

Proposal 5.  Non-Binding Vote to Approve the Frequency of Future Say-on-Pay Votes

The non-binding, advisory vote to approve the frequency of future votes to approve the Company’s approach to the compensation of its named executive officers was as follows:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non- Votes
30,067,885	412,773	599,691	1,280,398	19,006,909

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Amended and Restated 2016 Long-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2017	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Andrew I. Koven
Andrew I. Koven
President and Chief Business Officer

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated 2016 Long-Term Incentive Plan